UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

413 Johnson Street

Suite 200

Jenkintown, PA  19046

 (Address of principal executive offices) (Zip code)

Mark Mulholland

413 Johnson Street

Suite 200

Jenkintown, PA  19046

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

ANNUAL REPORT

December 31, 2013

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

 MATTHEW 25 FUND

MANAGER’S COMMENTARY

DECEMBER 31, 2013 (UNAUDITED)

Our Matthew 25 Fund’s return for 2013 was a gain of 38.69%.  This completes our 18th calendar year in operation.  A $10,000 investment in our Fund at the start of 1996 grew to $78,719 at year-end 2013.  This was a 12.14% average annual compounded return over our Fund’s 18 years.

Fortunately, all our holdings provided positive returns for the year.  From our pre-existing holdings, Polaris and Mastercard were the best performers increasing 73% and 70% respectively. Strong gains of higher than 25% were realized by our other legacy holdings of J.P. Morgan, East West Bancorp, KKR, Cabela’s, Google, Fed Ex, Scripps Networks, Kansas City Southern, Goldman Sachs, Berkshire Hathaway and Biglari Holdings.  Apple, Kinder Morgan and Caterpillar were underperformers increasing between 1% and 5%.  Apple’s performance I will discuss to a greater extent later in this letter.

Changes within our Fund’s portfolio were the complete sales of Express Scripts and Stryker.  New investments made in 2013 included energy related investments in Devon Energy, Halliburton, Southwest Energy.  An initiating investment in the education field through K12 Inc. was made last year along with a workforce provider, Kelly Services.  A five percent investment was made in a foreign company, Telefonica SA.  A special situation investment was also made through several Fannie Mae $50 par value preferred stocks at an average cost of around 21.5 cents per dollar.  Kelly Services and the Fannie Mae Preferred Stocks were the best performers of these new positions.  Both investments had price increases of 25% or more.  The other new holdings were positive for 4% or greater.

In a past shareholder letter I had written to you explaining that volatility is not a risk to long-term investors as Efficient Market Theory supporters would lead you to believe.  I would like to discuss deeper in this letter my thoughts on volatility.  Hopefully, it will clearly show you how I use volatility in my investment process.

Volatility exists and always has. It is unpredictable but constant and with the proper thoughts and actions then volatility does not need to be only painful, but can become gainful.  Modern Portfolio Theory, on the other hand, presents volatility as the primary risk in stock investing and calls it “Beta.”  This beta is defined and explained by Investopedia as follows:

Definition of 'Beta'

A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), a model that calculates the expected return of an asset based on its beta and expected market returns.  Also known as "beta coefficient."

 Investopedia explains 'Beta'

Beta is calculated using regression analysis, and you can think of beta as the tendency of a security's returns to respond to swings in the market. A beta of 1 indicates that the security's price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security's price will be more volatile than the market. For example, if a stock's beta is 1.2, it's theoretically 20% more volatile than the market.

I believe that the risk(s) for a stock is not beta but would be business risks such as product or service obsolescence, or financial risks such as excessive debt or liquidity problems.  Stocks could have price risk from being overpriced in an exuberant market.  These risks as well as others can lead to permanent loss of capital but not volatility in itself.  In fact, volatility is one of the few ways investors can make money!  Let me explain.  There are five basic ways you can profit from a stock.  These are categorized as follows:

Growth

Value

Momentum

Dividends

Volatility

The first three are types of stocks or styles of investing.  Let us start with Growth.  These are stocks that have or are expected to have above average growth in earnings per share (EPS).  This may come from a company selling more products or services, or increasing prices it charges for its wares or works.  It can be achieved by cost cutting, by acquisitions or through financial engineering such as buying back its own stock.  There are debatable pros and cons to each of these factors for growth, but ultimately the key is that raising the EPS of a stock will increase its market price.  Why? Because EPS growth increases a stock’s intrinsic value which should eventually provide a higher stock price.  Growth investors flock to these stocks and I believe for good reason.

Value investing can be profitable because it tries to capitalize on a discrepancy between price and value.   Price is what you pay for a stock value is what you buy.  A value investor is not hoping or wishing for appreciation, but has searched, found, analyzed and estimated the intrinsic fair value of a company and its stock, which he or she perceives is significantly greater than an enterprise’s market price.  This price/value disparity may be now or may occur at some point in the future.  This price to value discount reduces the risk of a long-term capital loss and simultaneously increases the stock’s potential rate of return.  In simpler terms this is the classic adage of “Buy low and sell high.”  Value investing done well generates above average rates of return.

Momentum investing is usually associated with technical analysis while the first two techniques are more often connected with fundamental analysis.  Momentum investing is trying to capitalize on Newton’s First Law of Motion as applied to the stock market.  That is “Every object in a state of uniform motion tends to remain in that state of motion unless an external force is applied to it.”  This is best represented by the Wall Street maxim “The trend is your friend.”  Momentum is a powerful force in nature and investing.

Growth, Value and Momentum are often viewed as distinct investment styles.  I believe that very few investors are purists in any one technique but tend to use all three with a bias towards one or two.  Plus, these three styles tend to interrelate.  Growth and Momentum may act in sync while a Value stock may get its Growth back after a performance lapse.  All three try to make money by directional changes in a stock’s price whereas dividends and volatility are different.

Dividends differ because not all companies will choose to pay dividends on their stocks.  However, if the company does declare a dividend then it is cash received by an investor independently of any price movements.  It may not be the primary reason for owning a stock, but in the sixty years ending in 2012 dividends represented around 28% of the total return from the S&P 500 Index.  Almost everyone perceives dividends as an investing good so I do not need to explain its benefits.

Volatility is unique because nearly all stocks have it and it is separate from the directional movements that Growth, Value and Momentum investors are trying to capture.  You never know when or where it will occur, but you can count on it happening!  From 1952 to 2012 the average annual volatility on the S&P 500 Index was 25%.  During this same sixty-year period, in 95% of the years the volatility went negative at some point during the year for an average decline of 10%.  Volatility has always been common and frequent; it is not a new phenomenon!  The stock market from 1900 to 2012 has averaged about 3 declines of 5% or greater per year according to research by Capital Research and Management Company.  The sixty-year period from 1952 to 2012 produced an average annual total return of 11.32%.  What would the return have been if an investor systematically made purchases during these frequent price declines?  Volatility increases the profit potential to the long-term investor and trader, but it requires action or more appropriately reaction.  In order to benefit from volatility one must purchase additional shares because if this is not done then the volatility is ineffectual besides the long-term directional moves of the stock or the stock market!  Within our Matthew 25 Fund, if our Growth, Value or Growth/Value stocks are worth buying, then to the best of my ability I will purchase additional shares whenever the stock has significant negative volatility.  Personally, I use negative volatility as well to place purchases for additional shares of our Matthew 25 Fund (MXXVX) for my family’s investing.  My quick rules of thumb are to buy shares whenever prices are down 1% or more in a single day or shares have declined a few days in a row.  I believe overall these actions have enhanced our Fund’s and my family’s investments’ long-term rate of return.

Apple’s volatility this past year was a concrete example of this concept.  In 2013 Apple’s stock was not a strong performer, but it was very volatile and an attractive investment.  Apple’s stock started the year at $532 and finished at $561 for a positive price change of 5.42%.  The stock declined through the first half of the year bottoming at $385 in April or down 28%.  It bounced around for a few months and then from July forward the stock climbed its way back until ending the year slightly above its starting price.  During this decline and reversal, I increased our Matthew 25 Fund’s holding of Apple’s stock from 90,000 to 190,000 shares.  The primary reasons that I bought the additional shares were that I believe that there is more growth in Apple’s business and that the stock’s fair price is a net enterprise value of 10 to 12 times EBITDA, which according to my research would be an intrinsic fair value price range of $735 to $860. The volatility just gave me multiple opportunities to purchase shares of a great company at a greater price to value discount.   Our Apple holdings at the start of the year generated a gain of $2,596,500.   However, the additional purchases made at various prices during 2013 generated an additional gain of $7,779,401.  This profit from the volatility that we captured through the additional purchases equated to approximately 29 cents per share or an additional return of 1.3% to our Fund’s price last year.  I believe that our Fund will benefit in the coming years from more Growth, Price approaching Intrinsic Value, Momentum and Dividends from our Apple stock investment, but fortunately last year its volatility enhanced our return.

The most important aspect in investing is picking the right investment and staying the course!  The reaction to volatility only enhances the overall return.  Hopefully, this letter presented my thoughts on volatility clearly and expressed how you may benefit from it as an investor.  So do your homework, make your investments, make them count, invest for the long-term and use volatility – do not fear it.  Thank you for choosing our Matthew 25 Fund as one of your investment choices.  It is an honor to work for you!

Good fortune,

Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

MATTHEW 25 FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2013 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns
For the Periods Ended December 31, 2013

	Matthew 25 Fund	Russell 3000 Index
1 Year	38.69%	33.55%
3 Year	26.33%	16.24%
5 Year	31.53%	18.71%
10 Year	9.51%	7.88%
12/31/1995 - 12/31/2013	12.14%	8.49%

The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/95 to 12/31/13.  These changes are then compared to a $10,000 investment in the Russell 3000 Index, which is an index comprised of 3,000 stocks representing approximately 98% of the U.S. equities market, for the same period.  The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

MATTHEW 25 FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

DECEMBER 31, 2013 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Apple, Inc.	12.98%
Cabelas, Inc. Class A	7.35%
MasterCard, Inc.	5.60%
FedEx Corp.	5.41%
Google, Inc. Class A	5.32%
Brandywine Realty Trust	5.27%
Scripps Network Interactive, Inc.	5.26%
Polaris Industries, Inc.	5.06%
KKR & Co. L.P.	5.04%
Telefonica SA	5.00%
62.29%

Asset Allocation	(% of Net Assets)

Electronic Computers	12.98%
Shopping Goods Store	7.35%
National Commercial Bank	6.10%
Business Services	5.60%
Air Courier Services	5.41%
Computer Programming & Data Processing	5.32%
Real Estate Investment Trusts	5.27%
Cable & Other Pay Television Services	5.26%
Transportation Equipment	5.06%
Limited Partnership	5.04%
Telephone Communications	5.00%
Security Brokers, Dealers & Exchanges	5.00%
Fire, Marine & Casualty Insurance	4.42%
Construction Machinery & Equipment	3.48%
Crude Petroleum & Natural Gas	3.26%
State Commercial Banks	2.87%
Services-Help Supply Services	2.57%
Oil, Gas Field Services	2.29%
Railroads, Line-Haul Operations	1.97%
Preferred Stocks	1.24%
Retail-Eating Places	1.21%
Canned Fruits, Veg & Preserves, Jams & Jellies	1.01%
Short Term Investments	0.73%
Natural Gas Transmission	0.50%
Other Assets less Liabilities	0.46%
Warrants	0.37%
Services-Educational Services	0.23%
100.00%

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

COMMON STOCKS

Air Courier Services
309,000	FedEx Corp.	$28,870,053	$44,424,930	5.41%

Business Services
1	The Depository Trust & Clearing Corp. (***) (*)	$694	$702	0.00%
55,000	MasterCard, Inc.	$22,666,157	$45,950,300	5.60%
	Total Business Services	$22,666,851	$45,951,002	5.60%

Cable & Other Pay Television Services
500,000	Scripps Network Interactive, Inc.	$29,594,465	$43,205,000	5.26%

Canned Fruits, Veg & Preserves, Jams & Jellies
80,000	J.M. Smucker Co.	$5,541,063	$8,289,600	1.01%

Computer Programming & Data Processing
39,000	Google, Inc. Class A *	$26,924,404	$43,707,690	5.32%

Construction Machinery & Equipment
315,000	Caterpillar, Inc.	$25,437,573	$28,605,150	3.48%

Crude Petroleum & Natural Gas
232,500	Devon Energy Corp.	$13,571,464	$14,384,775	1.75%
314,500	Southwestern Energy Co. *	$11,089,020	$12,369,285	1.51%
	Total Crude Petroleum & Natural Gas	$24,660,484	$26,754,060	3.26%

Electronic Computers
190,000	Apple, Inc.	$89,826,897	$106,593,800	12.98%

Fire, Marine & Casualty Insurance
204	Berkshire Hathaway, Class A *	$27,107,539	$36,291,600	4.42%

National Commercial Bank
657,500	JP Morgan Chase & Co.	$28,267,336	$38,450,600	4.68%
150,000	The PNC Financial Services Group, Inc.	$11,197,746	$11,637,000	1.42%
	Total National Commercial Bank	$39,465,082	$50,087,600	6.10%

Natural Gas Transmission
115,000	Kinder Morgan, Inc.	$2,115,117	$4,140,000	0.50%

Oil, Gas Field Services
370,000	Halliburton Co.	$15,387,459	$18,777,500	2.29%

* Non-Income producing securities during the period.

*** Level 3 Security

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013

(CONTINUED)

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

Railroads, Line-Haul Operations
130,500	Kansas City Southern	$6,415,223	$16,159,815	1.97%

Real Estate Investment Trusts
3,070,000	Brandywine Realty Trust	$37,245,871	$43,256,300	5.27%

Retail-Eating Places
19,591	Biglari Holdings, Inc. *	$6,858,268	$9,925,584	1.21%

Security Brokers, Dealers & Exchanges
231,500	Goldman Sachs Group, Inc.	$29,928,434	$41,035,690	5.00%

Services-Educational Services
85,000	K12, Inc. *	$1,606,104	$1,848,750	0.23%

Services-Help Supply Services
836,500	Kelly Services, Inc. Class A	$14,509,495	$20,862,310	2.54%
10,940	Kelly Services, Inc. Class B **	$205,454	$272,515	0.03%
	Total Services-Help Supply Services	$14,714,949	$21,134,825	2.57%

Shopping Goods Store
905,000	Cabelas, Inc. Class A *	$40,303,409	$60,327,300	7.35%

State Commercial Banks
675,000	East West Bancorp, Inc.	$13,551,975	$23,604,750	2.87%

Telephone Communications
2,515,000	Telefonica SA ADR	$34,991,435	$41,095,100	5.00%

Transportation Equipment
285,000	Polaris Industries, Inc.	$19,665,362	$41,507,400	5.06%

Total Common Stocks		$542,878,017	$756,723,446	92.16%

WARRANTS
128,000	JP Morgan Chase & Co. 10/28/2018 @ $42.42 *	$1,828,163	$2,481,920	0.30%
131,200	Kinder Morgan, Inc. 2/15/2017 @ $40.00 *	$160,064	$532,672	0.07%
	Total Warrants	$1,988,227	$3,014,592	0.37%

LIMITED PARTNERSHIP
1,700,000	KKR & Co. L.P.	$27,853,635	$41,378,000	5.04%

* Non-Income producing securities during the period.

** Level 2 Security

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013

(CONTINUED)

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

PREFERRED STOCKS
39,839	Fannie Mae - Series E 12/31/49, 5.10% *	$448,482	$557,746	0.07%
48,620	Fannie Mae - Series G 12/31/49, 0.00% (a) *	$524,618	$674,360	0.08%
94,750	Fannie Mae - Series H 12/31/49, 5.81% *	$1,087,076	$1,297,128	0.16%
127,000	Fannie Mae - Series I 12/31/49, 5.375% *	$1,560,452	$1,775,460	0.22%
66,000	Fannie Mae - Series L 12/31/49, 5.125% *	$682,559	$922,680	0.11%
89,300	Fannie Mae - Series M 12/31/49, 4.75% *	$988,798	$1,206,443	0.15%
95,000	Fannie Mae - Series N 12/31/49, 5.50% *	$1,107,303	$1,320,500	0.16%
171,500	Fannie Mae - Series O 12/31/49, 0.00% (a) *	$1,450,211	$2,435,300	0.30%
	Total Preferred Stocks	$7,849,499	$10,189,617	1.24%

SHORT TERM INVESTMENTS
5,976,811	Fidelity Money Market Portfolio Fund Class I 0.09% (a)	$5,976,811	$5,976,811	0.73%

	Total Investments	$586,546,189	$817,282,466	99.54%

	Other Assets in Excess of Liabilities		$3,821,603	0.46%

	Net Assets		$821,104,069	100.00%

* Non-Income producing securities during the period.

(a) Variable rate security; the money market rate shown represents the yield at December 31, 2013.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

Assets
Investment in securities at market value (cost $586,546,189)	$ 817,282,466

Cash	5,723,972
Receivables:
Fund shares purchased	3,048,758
Dividends and interest	74,838
Total Assets	826,130,034
Liabilities
Payables:
Securities purchased	3,480,745
Fund shares redeemed	875,825
Management fees	662,204
Accrued expenses	7,191
Total Liabilities	5,025,965

Net Assets (Equivalent to $30.44 per share based on 26,976,481	$ 821,104,069
shares of capital stock outstanding, 100,000,000 shares authorized, $0.01 par value)
Minimum redemption price per share $30.44 x 0.98 = $29.83 (Note 7)

Composition of Net Assets
Shares of common stock	$ 269,765
Additional paid-in capital	590,098,027
Net unrealized appreciation of investments	230,736,277

Net Assets	$ 821,104,069

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF OPERATIONS

For the year ended DECEMBER 31, 2013

Investment Income
Dividends	$ 8,228,299
Interest	4,706
Interest received from underlying investment	316,192
Total Investment Income	8,549,197

Expenses
Management fees	5,902,879
Transfer agent and accounting	88,592
Registration	62,860
Shareholder reporting	57,414
Custodian	54,749
Directors' fees and expenses	37,877
Professional	23,460
Insurance	16,629
Compliance Officer	16,338
Office expenses	10,465
State & Local Taxes	7,000
Postage and printing	5,786
NSCC Fees	3,646
Telephone	2,493
Total Expenses	6,290,188

Net Investment Income	2,259,009

Realized and Unrealized Gain from Investments
Net realized gain from investments	3,852,496
Capital gain distributions from underlying investments	2,391,554
Net change in unrealized appreciation of investments	184,249,697
Net realized and unrealized gain from investments	190,493,747

Net increase in net assets resulting from operations	$ 192,752,756

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2013	12/31/2012
Increase (Decrease) in Net Assets From Operations
Net investment income	$ 2,259,009	$ 530,132
Net realized gain from investments	3,852,496	6,356,004
Capital gain distributions from underlying investments	2,391,554	200,333
Unrealized appreciation on investments	184,249,697	21,762,143
Net increase in assets resulting from operations	192,752,756	28,848,612

Distributions to Shareholders
From net investment income	(2,260,226)	(510,220)
From realized gains	(6,243,618)	(5,303,565)
Total distributions	(8,503,844)	(5,813,785)

Capital Share Transactions	323,333,939	227,209,377

Total Increase in Net Assets	507,582,851	250,244,204

Net Assets at Beginning of Period	313,521,218	63,277,014

Net Assets at End of Period (includes undistributed net investment income of $0 and $0, respectively)	$821,104,069	$313,521,218

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	12/31/ 2013	12/31/ 2012	12/31/ 2011	12/31/ 2010	12/31/ 2009
Net Asset Value -
Beginning of Period	$ 22.18	$ 17.18	$15.57	$11.83	$ 8.08
Net Investment Income (1)	0.10	0.07	0.02	0.04	0.12
Net Gains or (Losses) on Investments
(realized and unrealized)	8.42	5.32	1.61	3.74	3.75
Total from Investment Operations	8.52	5.39	1.63	3.78	3.87

Less Distributions
From net investment income	(0.09)	(0.04)	(0.02)	(0.04)	(0.12)
From realized gains	(0.23)	(0.39)	0.00	0.00	0.00
Total Distributions	(0.32)	(0.43)	(0.02)	(0.04)	(0.12)

Paid in capital from redemption fees	0.06	0.04	0.00 (3)	0.00 (3)	0.00 (3)

Net Asset Value -
End of Period	$ 30.44	$ 22.18	$17.18	$15.57	$11.83

Total Return (2)	38.69%	31.63%	10.45%	31.97%	47.89%

Net Assets - End of Period (000's omitted)	$821,104	$313,521	$63,277	$56,200	$42,574

Ratio of Expenses to Average Net Assets	1.06%	1.15%	1.22%	1.21%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.38%	0.33%	0.10%	0.32%	1.24%

Portfolio Turnover Rate	7.35%	23.23%	22.94%	26.59%	34.36%

(1) Per share net investment income has been determined on the average number of shares outstanding during the period

(2) Total return assumes reinvestment of dividends

(3) Redemption fees resulted in less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013 Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. These policies are in conformity with accounting principals generally accepted in the United States of America.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2010-2013, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Warrants

The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Subsequent Event

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of December 31, 2013:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$756,450,229	$272,515	$702	$756,723,446
Limited Partnership	$ 41,378,000	--	--	$41,378,000
Warrants	$ 3,014,592	--	--	$3,014,592
Preferred Stock	$ 10,189,617	--	--	$10,189,617
Short Term Investments	$ 5,976,811	--	--	$5,976,811
	$817,009,249	$272,515	$702	$817,282,466

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Fund did not hold any derivative instruments at any time during the year ended December 31, 2013.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2012	$688
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	14
Realized Gain/(Loss)	-
Purchases/Sales	-
Transfers In/(Out) of Level 3	-
Balance as of 12/31/2013	$702

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment was recent transactions in the common stock as of December 31, 2013.

NOTE 4 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the year ended December 31, 2013, as computed pursuant to the investment advisory agreement, totaled $5,902,879.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.  At December 31, 2013 the Fund owed the Advisor $662,204 in advisory fees.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund.  In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc.  During the year ended December 31, 2013, the Fund paid $28 in brokerage commissions to Boenning & Scattergood Inc.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 5 - Investments

For the year ended December 31, 2013, purchases and sales of investment securities other than short-term investments aggregated $376,051,548 and $42,369,621, respectively.

NOTE 6 - Capital Share Transactions

As of December 31, 2013 there were 100,000,000 shares of $.01 per value capital stock authorized.  The total par value and paid-in capital totaled $590,367,792. Transactions in capital stock were as follows:

	December 31, 2013		December 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	17,271,938	$ 435,637,205	11,394,821	$ 247,143,520
Shares reinvested	276,256	8,381,596	256,435	5,605,671
Redemption Fees	-	1,365,212	-	318,088
Shares redeemed	(4,705,089)	(122,050,074)	(1,201,937)	(25,857,902)
Net increase	12,843,105	$ 323,333,939	10,449,319	$ 227,209,377

NOTE 7 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions.  For the year ended December 31, 2013 the Fund received $1,365,212 in redemption fees that were reclassified to paid-in capital.

NOTE 8 – Tax Matters

As of December 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments (including short-term investments)      $ 586,546,189

Gross tax unrealized appreciation on investments

$ 233,672,101

Gross tax unrealized depreciation on investments

     (2,935,824)

Net tax unrealized appreciation

$ 230,736,277

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at December 31, 2013, the following represents the tax basis capital gains and losses:

Undistributed ordinary income

   $           -0-

Accumulated realized gains

   $           -0-

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and 2012 are as follows:

	2013	2012
Ordinary income	$ 2,260,226	$ 510,220
Short-term Capital Gain	2,326,033	3,507,591
Long-term Capital Gain	3,917,585	1,795,974
Total	$ 8,503,844	$ 5,813,785

NOTE 9 - Lease Commitments

The Fund leases office space on a month to month basis at $745 per month.  Rent expense was $8,860 for the year ended December 31, 2013, and is included with office expenses.

NOTE 10 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of December 31, 2013, National Financial Service Corp., for the benefit of its customers, owned 44.19% of the Fund.

NOTE 11 – New Accounting Pronouncement

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and require additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of Matthew 25 Fund

We have audited the accompanying statement of assets and liabilities of the Matthew 25 Fund, (the "Fund") including the schedule of investments, as of December 31, 2013 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Matthew 25 Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the  period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 20, 2014

MATTHEW 25 FUND

EXPENSE EXAMPLE

DECEMBER 31, 2013 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees and (2) indirect costs, including management fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2013 to December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Directors.  This $8 fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	July 1, 2013	December 31, 2013	July 1, 2013 through December 31, 2013
Actual
Hypothetical	$ 1,000.00	$ 1,248.95	$ 6.01
(5% return before expenses)
	$ 1,000.00	$ 1,019.86	$ 5.40

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

MATTHEW 25 FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2013 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on November 5, 2013, the Board of Trustees, including a majority of Trustees that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The Trustees considered, among other things, the following information regarding the Investment Advisor.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Trustees reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement. The Trustees also analyzed the Investment Advisor's experience and the capabilities of the Investment Advisor's portfolio manager. For example, the Trustees reviewed and discussed the Investment Advisor's Form ADV and internal compliance policies, as well as the experience of the Investment Advisor as investment advisor or sub-advisor to other investment companies. In addition to the above considerations, the Trustees reviewed and considered a description of the Investment Advisor's portfolio and brokerage transactions. Based on this review, the Trustees concluded that the range and quality of services to be provided by the Investment Advisor to the Fund were appropriate and continued to support its original selection of the Investment Advisor.

INVESTMENT PERFORMANCE

The Trustees considered the Advisor’s investment performance during his tenure managing this Fund.  The Trustees considered year-to-date performance along with annual performances for 1, 3, 5, and 10 year(s) as well as performance since 1/1/96.  Greatest emphasis is placed on the long-term investment performances.  As of 6/30/13 the current advisor had outperformed the Russell 3000 Index in the 1, 3, 5, and 10 year periods, as well as the period since 1/1/1996.  The Trustees try to compare this Fund’s performance to similar funds such as funds classified by Lipper as Multi-Cap Core whenever this information is attainable without charge to the Fund.  Based on this review, the Trustees concluded that the current and historical performance of the Fund, as managed by the Investment Advisor, was satisfactory.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Trustees discussed at length the advisory fee of 1.00% along with the Fund’s other expenses of approximately 0.10% for a total expense rate of 1.10%.  The Investment Advisor informed the other Trustees that he believes the total expense ratio will come in under 1.075% for 2013. This expense ratio was compared to Morningstar’s Large Growth Category (its current classification of MXXVX).  This peer group average expense ratio was 1.26%.   Based on this review, the Trustees concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Trustees considered the level of profits that could be expected to accrue to the Investment Advisor from the fee payable under the Advisory Agreement.  The Trustees considered the increasing use by investor’s of the brokerage industry’s No Transaction Fee (NTF) programs and its potential increasing percentage of the Fund’s assets.  See below in Economies of Scale for the reduction in the Advisor’s fees regarding these assets.

In addition, the Trustees reviewed the current financial condition of the Investment Advisor and a summary of total expense ratios and management fees.  The Trustees also discussed the existence of other compensation arrangements with the Investment Advisor. Based on this review, the Trustees concluded that the Fund's advisory fee is competitive with those of comparable funds and that the Investment Advisor's profit margin was reasonable.

ECONOMIES OF SCALE

The Trustees received and considered information regarding whether there have been economies of  scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is  potential  for  realization  of any further economies of scale. The Trustees noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows.  The Trustees also considered that future inflows may increasingly come through the brokerage industry No Transaction Fee (NTF) programs.  The Advisor pays the costs to the brokers for the NTF programs.  The two major brokers Charles Schwab and Fidelity charge 0.40% on these assets.  Therefore the Advisor earns net 0.60% on such NTF investments in the Fund.  Other brokers charge similar fees for their NTF programs.  In addition, Charles Schwab has a minimum monthly NTF fee of $1,000 that the Advisor pays whenever assets with Schwab are below $3,000,000.

CONCLUSIONS

The Trustees who are non-interested persons met separately to further discuss the performance of the Fund and the Advisor's compensation. On the basis of its  review  and  the  foregoing information, the Board of Trustees determined that  the  Advisory Agreement, including the advisory fee rates payable thereunder,  continued  to  be fair and reasonable in light of all relevant circumstances and  concluded  that  it  is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

MATTHEW 25 FUND

BOARD OF DIRECTORS INFORMATION

DECEMBER 31, 2013 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, P.O. Box 2479 Jenkintown, PA  19046.

Name and Age	Position with Fund	Length of Time Served with the Trust	Principle Occupation During Last Five Years	Other Directorships
INDEPENDENT TRUSTEES
Philip J. Cinelli, D.O. Age 53	Trustee	Trustee since 1996	Physician in Family Practice	None

Samuel B. Clement Age 55	Trustee	Trustee since 1996	Stockbroker with Securities of America	None

Linda Guendelsberger Age 54	Trustee Secretary of Fund	Trustee since 1996	Partner Weiser Mazars, LLP Until 11/2013 Partner LG Legacy Group, LLC Since 11/2013	None

Scott Satell Age 50	Trustee	Trustee since 1996	Manufacturer's Representative with BPI Ltd.	None

INTERESTED TRUSTEES
Steven D. Buck, Esq. Age 53	Trustee	Trustee since 1996	Attorney and Shareholder with Stevens & Lee	None

Mark Mulholland Age 54	Trustee President of Fund	Trustee since 1996	President of Matthew 25 Fund President of Matthew 25 Management Corp. and registered representative with Boenning & Scattergood	None

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief

Compliance Officer of Matthew 25 Fund.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant amended its code of ethics in November 2013 to accommodate the removal of “Inc” from its name. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's entire Board of Trustees acts as the audit committee.  The Board of Trustees has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts.  Mr. Mulholland is an "interested" trustee, and Ms. Guendelsberger is an "independent" trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

12/31/2013

12/31/2012

Audit Fees

$ 17,000

$ 13,000

Audit-Related Fees

$ 0

$ 0

Tax Fees

$ 3,000

$ 1,800

All Other Fees

$ 0

$ 0

Each year, the registrant's Board of Trustees select a principal accountant to perform audit services for the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

a) The registrant's president and chief financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules  13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

(a)(1)  EX-99.CODE ETH.  Filed herewith.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)       EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/ Mark Mulholland

Mark Mulholland

President, Chief Financial Officer

Date March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Mark Mulholland

Mark Mulholland

President, Chief Financial Officer

Date March 10, 2014